XFit Brands®

Exponential Fitness Brands

Overview

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Forward Looking Statements

This document and its contents are confidential to the person(s) to whom it is delivered and should not be copied or distributed, in whole or in part, or its contents disclosed by such person(s) to any other person. Any party receiving and/or reviewing this material agrees to maintain all information received in the strictest confidence and shall not disclose to any third parties any information contained herein and, upon review hereof, agrees that any unauthorized disclosure by any party will result in irreparable damage for which monetary damages would be difficult or impossible to accurately determine. Recipients recognize, and hereby agree, that the proprietary information disclosed herein represents confidential and valuable proprietary information to Xfit Brands, Inc. and, therefore, will not, without express prior written consent, disclose such information to any person, company, entity or other third party.

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

XFit Brands Mission

"To be the leading developer and marketer of functional fitness brands and products at retail and fitness outlets worldwide."

XFit Brands History

2015
- Retail, Fitness Penetration
- Brand Consolidation
- XFit penetrates major gym chains
- Public Registration & ticker symbol

2014
- XFit Brands acquires Throwdown
- Expands business beyond MMA

2013
- Re-acquires business from Affliction
- Expands int'l (Russia, Brazil, Australia, others)

2012
- Sold Throwdown to Affliction @ $15MM Valuation

2011
- Expands apparel to retail
- Becomes leading MMA apparel line at select retailers

2010
- Refocuses to MMA, Builds out equipment portfolio
- Becomes official supplier for UFC Gyms

2009
- New management acquires business, Gains initial funding
- Changes to licensing model and reduces costs

2004 - 2008
- Becomes X Games Equipment, Ramp Supplier
- Develop innovative technologies, cages, racks

2003
- Throwdown Brand established as an equipment Supplier to Skate, Moto Action Sports
- Quality Brand foundation established

Xfit Brands Today

XFit Historical Financial Performance 2012-2015



2500
2000
1500
1000
500
0
44% Revenue CAGR
2012
2013
2014
2015
Revenue
Gross Margin

Recent Progress

- North America Division grew 63%, record last quarter
- Expanded to Functional Fitness, Accessories and Programming
- Gained 1st one-stop-shop exclusive with Crunch (600 outlets), began penetration of others (24 Hour, Equinox, Golds, others)
- Expanded International to 5 new countries
- Strengthened infrastructure, consolidated warehousing, integrated manufacturing
- Completed public listing

The Result: Legitimacy….

Top Impact Sports Brands 2010

- UFC
- EVERLAST
- TAPOUT
- Affliction
- TITLE
- SILVER STAR
- RVCA
- HAYABUSA
- THROWDOWN
- BADBOY

Top Impact Sport Brands 2015

- UFC
- EVERLAST
- TITLE
- Affliction
- THROWDOWN
- RVCA
- HAYABUSA
- TAPOUT
- SILVER STAR
- BADBOY

Top Equipment Brands 2015


ROGUE
CENTURY
MARTIAL ARTS
EVERLAST
RAGE
FITNESS
XFIT
BRANDS
FAST FITNESS

XFIT

THROWDOWN

...With a Foothold in > 20 Countries



...With Three Competitive Advantages

Leverageable Brand with Advocates

- Leading brand, full portfolio sold in gyms and fitness outlets with brand advocates
- Opportunity to launch brand at retail in the US
- Growth potential with broader functional fitness portfolio in existing international markets

THROWDOWN

XFIT

TRANSFORMATIONS

Solid Infrastructure and Platform

- Experienced and disciplined Leadership team
- Full warehousing, inventory management, customer service systems
- Low cost integrated global manufacturing network, with robust and redundant supply



Direct Sourcing With Suppliers
Disintermediation of 3rd party sourcing
Low-Cost, consolidated warehousing
Direct Ships internationally
Lean Overhead Structure
ERP Systems Integrating Operations

Only One-Stop Shop

- Low cost, high quality supply of a full portfolio of impact sports/functional fitness items
- On industry trend - equipment, accessories, and programming
- Customer service and support systems to meet the needs of major customers



...and a Profitable Razor/Razor Blade Model

Initial Gym Installation
$15K

- Functional fitness training center installs chain-wide
  - *Comprehensive 13 station system*
  - *Impact Sports training*
  - *Functional Fitness training*



Initial Soft Goods Fill
$6K

- Full portfolio of recurring items for non-stationary fitness
  - *Dumbbells, Barbells, Kettle Balls, Medicine Balls, bands, tubing, etc.*
  - *Color Coded by weight*
  - *Superior quality/value, direct shipped*

Recurring Item Sales
$5K

- 6-12 months in usable life and or lost items, matched accessorie and gear with fitness center





Additional Item "Up-Sales"
$32K

- Turnkey dual branded kit for fitness center's consumers
- *Stand-up Gloves*
- *Hand wrap*
- *Drawstring Gym Bag*





Experienced Leadership Team

	Selected Prior Experience	Key Expertise
Brent Willis Executive Chairman	Kraft, Coca-Cola, ABInBev, Colt	Seasoned public and private consumer business executive Significant expertise in building companies and operations
David Vautrin Chief Executive Officer	Pacific Chai, Pirouline, Hood, Colt	15+ years experience as a senior executive with deep Marketing and Business leadership roles in CPG companies. Extensive experience in emerging growth organizations
Charles "Ted" Joiner President	Xyience, J2 Consulting, Elite Nutrition Center	15+ years experience in Senior Sales and GM leadership roles President Xyience Corporation, Partner in J2 Consulting
Robert J. Miranda Chief Financial Officer	Deloitte, STW, Jefferson Wells, Saleen	15+ years as a public and private company CFO Senior leader at Deloitte and Jefferson Wells
Jeremy Strom Director, Sales	Transformations, One on One	15+ years experience in Fitness industry Expert in training, depth in International
Frank Miller Vice President Operations	Viking Products, PR, PDI	12+ years experience in Supply Chain Management, Manufacturing and Operations.. Founder Pacific Rim

XFIT

THROWDOWN

Summary

- Rapidly growing, underleveraged business
- Kick ass brands, with tremendous growth potential
- Full, on-trend portfolio with multiple innovations
- Only one-stop-shop supplier
- Partnering with all major operators - wide open potential
- Scalable infrastructure
- Clean cap structure, one major financial partner - PIMCO

Plans &

Opportunities

Strategic Inflection Point

Option	Status
1) Continue gym expansion, Launch US Retail to add scale, leverage brands	*Funding*
2) Complete selective acquisitions to add scale, add capability	*Exploratory*
3) Strategically partner with major channel partner for distribution	*Exploratory*
4) Sell to a major fitness company/equipment supplier	*TBD*

Operational Strategy: Continue Gym Service Expansion

1) Full Service Supply to Fitness Industry



2) International Licensing Expansion



3) Brand Expansion at US Retail



4) Industry, Brand Consolidation

1) Expand One-Stop Shop Gym Supply

Operation	# of Outlets	Arrangement	Status
1) Crunch	600 outlets	75 complete	Exclusive
2) Omni-Fight Club	17 outlets	1 complete	Key Vendor
3) Equinox	87 outlets	1 complete	TBD
4) Golds	700 outlets	2 complete	Testing SoCal
5) World Gym	50 outlets	3 complete	Key Vendor
6) 24 Hour Fitness	450 outlets	1st PO	Shipping
7) UFC Gym	90 outlets	7 complete	Key Vendor
8) YMCA	2,300 outlets	1 complete	Testing

Functional Training Systems

Functional Fitness Stations - XFit Branded XTC, CTC and UTC fitness equipment include key features such as cantilever bag mounts, adjustable step-up platforms, dip bars, adjustable Olympic bar rack, squat station, pull up rock grip station, medicine ball targets & storage, t-bar row, battle ropes, weight horns and more.



CTC



XTC



Modular Bag Rack Systems

Engineered for commercial grade usage with powder coated surface and features the expandable Throwdown bucket system, oversized stainless steel eyebolts, carabineers and swivels. The bag rack, rolling monkey bar accessory is a hydraulically bent monkey bar system for the ultimate challenge. The I-Beam track, bag rack option with rolling bag trollies provides ultimate flexibility with your training bags and members.








"L" BUCKET
"T" BUCKET
"X" BUCKET

Throwdown Cages and Rings

The most extensive portfolio of cages and rings in the impact sports industry. Throwdown cages are the safest in the world. Throwdown is the provider of Octagons to all corporate UFC GYMs. Beyond the 25 + cad designed proprietary designs, the Throwdown cages and rings feature several other industry first innovations. Throwdown Cages have the highest quality and safety standards and have been thoroughly tested by athletes and events for over a decade.






UFC

XFIT®

THROWDOWN

2) Launch at Retail:
Apparel – Performance / Lifestyle


THROWDOWN
ATHLETICS

Performance – Throwdown has designed and tested a new line of athletic performance apparel with innovative technology for key differentiation with heat displacement, antibacterial, coolskin (jade), kotinu and a t3 patent. Technical Fabrics, key differentiation.



Lifestyle – Throwdown has a library of over 2,500 graphic tee designs and is building additional athletic look designs that tie in with the brand. The lifestyle tees are a driver of Throwdown Brand presence / preference.




THROWDOWN



THROWDOWN

Apparel – Retail Photos













Apparel & Accessories


THROWDOWN.COM
AOKI
THROWDOWN


THROWDOWN


strikeforce


THROWDOWN


JACARE SOUZA
THROWDOWN.COM

Training and Protective Gear

Throwdown Branded Training and Protective Gear – The collection of Throwdown training and protective gear is built with athletes, designed by Throwdown, and approved by commissions. It is the highest quality and best performing gear on the market. The portfolio is comprised of over 50 sku's from MMA gloves, stand-up gloves, handwraps, protective head gear, shin guards, training pads, grappling dummies and accessories. Utilizing over 15 different technologies these products focus on safety, are highly functional and durable to meet the needs of any athlete.



THROWDOWN




THROWDOWN

Strength and Conditioning Equipment

These commercial grade functional strength products are exceptional durable and designed for dynamic movement and exercise. Includes kettle bells, resistance bands, weight bars and dumbbells.

Our XFit branded conditioning products are designed for endurance and strength building. They include: medicine balls, plyo boxes, slam balls, speed ropes, etc.






15 LB.

3) Continue to Expand Internationally

2) International Licensing Expansion

Top 10 Countries 2015	2016 ->
1) Brazil	New Partner to accelerate
2) Australia	Expand Portfolio, Adjacencies
3) Germany	Expand depth
4) Russia	Reignite with economy
5) Korea	Expand Portfolio
6) Japan	Expand Presence
7) Taiwan	Grow w/World's in Region
8) SEA	Expand to all countries in Zone
9) UK	Broaden depth, all markets
10) GCC	GCC, expand from Saudi core

2016-2019

Financials

Strategic Plan Major Assumptions

1) Revenue growth continues at historical rates @>25%

2) Gross Margins incrementally improve from 48% to 54%, based on mix shift to recurring major items

3) One-Stop-Shop strategy for gym customers expands only with existing customers, with existing portfolio. Broader portfolio, new customers an upside to plan

4) Retail limited to international only via distributors and/or licensees. US retail opportunity an upside to plan

5) One time/non-recurring expenses significantly diminished

27

$250 Million XFit Opportunity

- *Leading Portfolio of Brands in a Growth Industry*
- *Scalable infrastructure in an Environment Ready for Consolidation*
- *Track Record of Success of Company and Leaders*



$US MMs)
XFit Growth Opportunities 2016-2018
$300
$250
$200
$150
$100
$50
$0
$1
$129
$40
$50
$30
$250
Category Growth
Fitness Club Supply
Int'l Licensing
US Retail Launch
Consolidation
Total Addressable Market

Summary

- Great brands … in a high growth segment
- Portfolio ready for retail expansion…
- Surface "just scratched" with major Fitness operators
- Licensing partners established in major growth geographies
- Platform with infrastructure to add brands and new capabilities
- Newer public entity just now gaining awareness

OTC: XFTB

Brand Loyal Ambassadors








XFit Brands®

Exponential Fitness Brands

LD Micro Conference